Bernzott U.S. Small Cap Value Fund

(Ticker Symbol: BSCVX)

A series of Investment Managers Series Trust

Supplement dated May 5, 2021, to the

Prospectus and Statement of Additional Information (“SAI”) dated October 1, 2020.

Effective immediately, the address for Bernzott Capital Advisors (“Bernzott”), the advisor to the Bernzott U.S. Small Cap Value Fund, has been changed to 2802 Flintrock Trace, Suite B111, Lakeway, TX 78738. Accordingly, all references in the Prospectus and SAI to Bernzott’s address are revised as indicated.

Please retain this Supplement with your records.